Nicor Gas Company
Form 10-K
Exhibit 24.01

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any executive officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2002 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: March 20, 2003

/s/ ROBERT M. BEAVERS, JR. Robert M. Beavers, Jr.

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any executive officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2002 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: March 20, 2003

/s/ BRUCE P. BICKNER Bruce P. Bickner

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any executive officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2002 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: March 20, 2003

/s/ JOHN H. BIRDSALL, III John H. Birdsall, III

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any executive officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2002 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: March 20, 2003

/s/ THOMAS A. DONAHOE Thomas A. Donahoe

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any executive officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2002 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: March 20, 2003

/s/ THOMAS L. FISHER Thomas L. Fisher

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any executive officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2002 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: March 20, 2003

/s/ KATHLEEN L. HALLORAN Kathleen L. Halloran

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any executive officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2002 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: March 20, 2003

/s/ JOHN E. JONES John E. Jones

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any executive officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2002 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: March 20, 2003

/s/ DENNIS J. KELLER Dennis J. Keller

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any executive officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2002 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: March 20, 2003

/s/ WILLIAM A. OSBORN William A. Osborn

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any executive officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2002 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: March 20, 2003

/s/ JOHN RAU John Rau

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any executive officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2002 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: March 20, 2003

/s/ JOHN F. RIORDAN John F. Riordan

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any executive officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2002 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: March 20, 2003

/s/ PATRICIA A. WIER Patricia A. Wier